UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 5, 2010

Date of Report (Date of earliest event reported)

SHORETEL, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-33506	77-0443568
(Commission file number)	(I.R.S. Employer Identification No.)

960 Stewart Drive, Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 331-3300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 5, 2010, the Superior Court of California, County of Santa Clara, issued an order preliminarily approving a settlement in In re ShoreTel, Inc., Shareholder Litigation (formerly Berkovitz v. Combs, et al.), Case No. 1-08-CV-104623, a shareholder derivative action filed in January 2008, and set a final approval hearing for February 18, 2011. The terms of this settlement are set forth in a Stipulation of Settlement dated September 7, 2010 attached as Exhibit 99.01 to this Form 8-K and a Notice of Pendency and Settlement of Shareholder Action and of Settlement Hearing attached as Exhibit 99.02 to this Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Exhibit Title

99.01	Stipulation of Settlement

99.02	Notice of Pendency and Settlement of Shareholder Action and of Settlement Hearing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORETEL, INC.

Date: November 19, 2010	By:	/s/ Michael E. Healy
Name: Michael E. Healy
Title: Chief Financial Officer